                                                                  EXHIBIT 10.60






                               FIRST AMENDMENT
                                      TO
                               LEASE AGREEMENT



        THIS FIRST AMENDMENT TO LEASE ("First Amendment") is made and entered into this 25th day of March, 1996, by and between LOI BUILDING, INC., a North Carolina corporation (herein "Landlord"), PHARMACEUTICAL PRODUCT DEVELOPMENT, INC., a North Carolina corporation (herein "Tenant") and BBC FAMILY LIMITED PARTNERSHIP, a North Carolina limited partnership (herein "BBC") amends that certain Lease Agreement between Landlord and Tenant dated August 18, 1995 for approximately 8,155 rentable square feet (as amended, herein the "Lease Agreement").

        NOW, THEREFORE, in consideration of the mutual promises and undertakings herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby amend the Lease Agreement as follows:

        1. All references in the Lease Agreement to "Pinehurst National" or "Pinehurst National Development Corporation" (being one and the same, collectively, hereinafter "Pinehurst") shall be deemed to refer to BBC. BBC, by signing this First Amendment, hereby agrees to be bound by and to perform all of the agreements, covenants and obligations stated to be performed by Pinehurst under the Lease Agreement, including but not limited to assumption and satisfaction in a timely manner of Tenant's liability for any and all termination fees provided for therein, the same to be paid by BBC on the due date thereof.

        2. This First Amendment constitutes a "Separate Agreement" between Tenant and BBC, as defined in Section 1.3.2 of the Lease Agreement between Tenant and BBC of even date herewith.

        3. This First Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        4. Except as expressly modified or changed herein, the Lease Agreement shall remain in full force and effect.

        IN WITNESS WHEREOF, the parties hereto have duly executed this First Amendment under seal as of the day and year first above written.

LANDLORD:                       LOI BUILDING, INC.


                                By: /s/ B. Rex Stephens
                                   -------------------------------------
                                   Title:   Vice President
                                         -------------------------------

TENANT:                         PHARMACEUTICAL PRODUCT DEVELOPMENT, INC.

                                By: /s/ Fred Eshelman
                                   -------------------------------------
                                   Title: CEO
                                         -------------------------------

BBC:                            BBC FAMILY LIMITED PARTNERSHIP

                                By: /s/
                                  --------------------------------------
                                       Its:  General Partner

                               SECOND AMENDMENT
                                      TO
                               LEASE AGREEMENT



        THIS SECOND AMENDMENT TO LEASE ("Second Amendment") is made and entered into this 25th day of March, 1996, by and between LOI BUILDING, INC., a North Carolina corporation (herein "Landlord"), PHARMACEUTICAL PRODUCT DEVELOPMENT, INC., a North Carolina corporation (herein "Tenant") and BBC FAMILY LIMITED PARTNERSHIP, a North Carolina limited partnership (herein "BBC") amends that certain Lease Agreement between Landlord and Tenant dated May 18, 1994 as amended by First Amendment dated August 18, 1995 (as amended, herein the "Lease Agreement").

        NOW, THEREFORE, in consideration of the mutual promises and undertakings herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby amend the Lease Agreement as follows:

        1. All references in the Lease Agreement to "Pinehurst National" or "Pinehurst National Development Corporation" (being one and the same, collectively, hereinafter "Pinehurst") shall be deemed to refer to BBC. BBC, by signing this Second Amendment, hereby agrees to be bound by and to perform all of the agreements, covenants and obligations stated to be performed by Pinehurst under the Lease Agreement, including but not limited to assumption and satisfaction in a timely manner of Tenant's liability for any and all termination fees provided for therein, the same to be paid by BBC on the due date thereof.

        2. This Second Amendment constitutes a "Separate Agreement" between Tenant and BBC, as defined in Section 1.3.2 of the Lease Agreement between Tenant and BBC of even date herewith.

        3. This Second Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        4. Except as expressly modified or changed herein, the Lease Agreement shall remain in full force and effect.

        IN WITNESS WHEREOF, the parties hereto have duly executed this Second Amendment under seal as of the day and year first above written.

LANDLORD:                       LOI BUILDING, INC.

                                By: /s/ B. Rex Stephens
                                    ---------------------------
                                    Title: Vice President
                                           --------------------

TENANT:                         PHARMACEUTICAL PRODUCT DEVELOPMENT, INC.

                                By: /s/ Fred Eshelman
                                    ---------------------------
                                    Title:   CEO
                                          ---------------------

BBC:                            BBC FAMILY LIMITED PARTNERSHIP

                                By: /s/
                                    ---------------------------
                                        Its: General Partner

                               THIRD AMENDMENT
                                      TO
                               LEASE AGREEMENT


        THIS THIRD AMENDMENT TO LEASE ("Third Amendment") is made and entered into this 25th day of March, 1996, by and between LOI BUILDING, INC., a North Carolina corporation (herein "Landlord"), PHARMACEUTICAL PRODUCT DEVELOPMENT, INC., a North Carolina corporation (herein "Tenant") and BBC FAMILY LIMITED PARTNERSHIP, a North Carolina limited partnership (herein "BBC") amends that certain Lease Agreement between Landlord and Tenant dated February 9, 1993, as amended by First Amendment dated December 14, 1994 and Second Amendment dated August 18, 1995 (as amended, herein the "Lease Agreement").

        NOW, THEREFORE, in consideration of the mutual promises and undertakings herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby amend the Lease Agreement as follows:

        1. All references in the Lease Agreement to "Pinehurst National" or Pinehurst National Development Corporation" (being one and the same, collectively, hereinafter "Pinehurst") shall be deemed to refer to BBC. BBC, by signing this Third Amendment, hereby agrees to be bound by and to perform all of the agreements, covenants and obligations stated to be performed by Pinehurst under the Lease Agreement, including but not limited to assumption and satisfaction in a timely manner of Tenant's liability for any and all termination fees provided for therein, the same to be paid by BBC on the due date thereof.

        2. This Third Amendment constitutes a "Separate Agreement" between Tenant and BBC, as defined in Section 1.3.2 of the Lease Agreement between Tenant and BBC of even date herewith.

        3. This Third Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        4. Except as expressly modified or changed herein, the Lease Agreement shall remain in full force and effect.

        IN WITNESS WHEREOF, the parties hereto have duly executed this Third Amendment under seal as of the day and year first above written.

LANDLORD:                       LOI BUILDING, INC.


                                By: /s/  B. Rex Stephen
                                   -------------------------------------
                                   Title:   Vice President
                                         -------------------------------

TENANT:                         PHARMACEUTICAL PRODUCT DEVELOPMENT, INC.

                                By: /s/ Fred Eshelman
                                   -------------------------------------
                                   Title: CEO
                                         -------------------------------

BBC:                            BBC FAMILY LIMITED PARTNERSHIP

                                By: /s/
                                  --------------------------------------
                                       Its:  General Partner